UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 20, 2011
GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2011, the Board of Directors of Granite Construction Incorporated (the “Company”) approved an amendment to the Company's bylaws to add retirement to the events upon which a director's term may end before expiration of the term for which the director was elected. The effective date of the amendment is May 20, 2011. A copy of the bylaws, as so amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2011, the Company held its 2011 Annual Meeting of Shareholders at the Monterey Plaza Hotel in Monterey, California. A total of 35,726,590 shares of the Company's common stock were present or represented by proxy at the meeting, representing approximately 92.47% of the Company's shares outstanding as of the March 23, 2011 record date. The final results of voting on each of the matters submitted to a vote of the shareholders at the Annual Meeting are as follows:

1.	The election of three director nominees to serve for the ensuing three-year term and until their successors are elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Fernando Niebla	29,382,491	2,129,294	257,426	3,957,379
Gary M. Cusumano	29,811,887	1,807,385	149,939	3,957,379
James H. Roberts	30,068,852	1,639,513	60,846	3,957,379

2.	Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
30,646,653	792,219	330,339	3,957,379

3.	Advisory vote on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
27,107,510	371,305	3,991,720	298,676	3,957,379

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011:

For	Against	Abstain
35,013,279	629,733	83,578

Pursuant to the foregoing votes, the three director nominees listed above were elected to serve on the Company’s Board of Directors for the ensuing three-year term, the compensation of the named executive officers was approved on an advisory basis and the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm was ratified. A majority of the shares that voted on the proposal regarding the frequency of holding an advisory vote on the compensation of the Company's named executive officers voted for a frequency of every year. Based on the results of this advisory vote, the Company’s Board of Directors has determined that the Company will hold an advisory shareholder vote on the compensation of the Company's named executive officers each year until the next vote on the frequency of such votes.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended Bylaws as of November 5, 2009, of Granite Construction Incorporated, as amended May 20, 2011

[Signature page follows.]

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Terry K. Eller
Terry K. Eller
Vice President, General Counsel and Secretary
Date: May 26, 2011

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Amended Bylaws as of November 5, 2009, of Granite Construction Incorporated, as amended May 20, 2011